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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): October 23, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 1996-LB2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    333-14225               13-3439681
           --------                    ---------               ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

Seven World Trade Center
New York, New York                                         10048
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(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated October 23, 1996, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1996-LB2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 1996, among the Registrant as depositor, Long Beach Mortgage Company as master servicer and Norwest Bank Minnesota, N.A. as trustee. The Certificates designated as the Series 1996-LB2 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity ranging from 5 years to 30 years (the "Mortgage Loans").

Structural Term Sheets and Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain information, herein referred to as "Structural Term Sheets", in written form, which may include, a description of the securities to be offered, the name of the issuer, the size of the offering, the number of classes, seniority and order of payment.

         The Underwriter has also provided certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Structural Term Sheets and the Computational Materials have been provided by the Underwriters. The information in the Structural Term Sheets and the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Structural Term Sheets and the Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Structural Term Sheets and the Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                             Description
         -----------                             -----------

             99.1 Structural Term Sheets (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1996-LB2

             99.2 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1996-LB2




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 23, 1996

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By:     /s/ Susan S. Woodbury
                                          ------------------------------
                                       Name:   Susan S. Woodbury
                                       Title:  Vice President






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                                INDEX TO EXHIBITS
                                -----------------



                                                                   Sequentially
    Exhibit No.                 Description                        Numbered Page
    -----------                 -----------                        -------------

        99.1        Structural Term Sheets (as defined in              6
                    Item 5) that have been provided by
                    Salomon Brothers Inc to certain
                    prospective purchasers of Salomon
                    Brothers Mortgage Securities VII, Inc.,
                    Asset-Backed Certificates, Series 1996-
                    LB2

        99.2        Computational Materials (as defined in             P
                    Item 5) that have been provided by
                    Salomon Brothers Inc to certain
                    prospective purchasers of Salomon
                    Brothers Mortgage Securities VII, Inc.,
                    Asset-Backed Certificates, Series 1996-
                    LB2